UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒               Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as Permitted By Rule 14A-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SERITAGE GROWTH PROPERTIES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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www.envisionreports.com/srg Step 1: Go to www.envisionreports.com/srg to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Vote by Internet • Go to www.envisionreports.com/srg • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Shareholder Meeting Notice 02S38C + + Important Notice Regarding the Availability of Proxy Materials for the Seritage Growth Properties Shareholder Meeting to be Held on April 24, 2018 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 13, 2018 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION 2 N O T

Attendance at the 2018 Annual Meeting of Shareholders is limited to shareholders or their legal proxies. Valid government-issued photo identification and either an admission ticket, proof of share ownership, or a legal proxy as of March 8, 2018, the record date for the meeting, are required to be admitted to the meeting. Failure to bring the required documentation may delay or prevent you from being admitted to the meeting. If you wish to vote in person at the 2018 Annual Meeting of Shareholders, you may either bring your proxy card or a legal proxy in your name provided by the record owner of the shares you intend to vote and request a ballot at the meeting. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/srg. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Seritage Growth Properties” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 13, 2018. . Shareholder Meeting Notice Seritage Growth Properties Shareholder Annual Meeting of Shareholders will be held on April 24, 2018 at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, 375 Park Avenue, Suite 3603, New York, NY 10152, at 10:00 a.m. Eastern Time. The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3. 1. The election of Edward S. Lampert and John T. McClain as Class III trustees, each to hold office until the 2021 annual meeting of shareholders and until his successor is duly elected and qualified. 01. Edward S. Lampert 02. John T. McClain 2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2018. 3. An advisory, non-binding resolution to approve Seritage Growth Properties’ executive compensation program for our named executive officers. 4. Any other business that may properly come before the meeting or any postponement or adjournment of the meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 02S38C